  Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                                                                    Exhibit 10.2






                               ALLIANCE AGREEMENT

This is an Alliance Agreement ("Agreement"), effective November 5, 1998 (the "Effective Date") by and between Lucent Technologies Inc. ("Lucent"), a corporation organized and existing under the laws of the State of Delaware, United States of America ("US"), and having an office at 67 Whippany Road, Whippany, NJ, 07981, US, and TeleCommunication Systems, Inc., ("Company"), a corporation organized and existing under the laws of Maryland and having an office at 275 West Street, Suite 400, Annapolis, MD 21401. Each of the foregoing entities shall be deemed a "Party" and collectively, the "Parties".

                                    RECITALS

         WHEREAS, Lucent is in the business of designing, developing, manufacturing, selling, installing, and licensing wireless network equipment and software for the operation of wireless communications systems on a worldwide basis; and

         WHEREAS, Company is in the business of manufacturing and distributing certain products that may be useful to Lucent customers who have purchased or may purchase Lucent's wireless network equipment or software; and

         WHEREAS, Lucent desires to have an arrangement with Company pursuant to which Lucent may refer existing and potential Lucent customers to Company and facilitate Company's sales of such products to said customers, and Company is willing to enter into such an arrangement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable considerations, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.0 HEADINGS AND DEFINITIONS

1.1 All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any Article or section. For the purpose of this Agreement, the following definitions will apply:

         (a) "Advertising" means all advertising, sales promotion, press releases, and other publicity matters relating to this Agreement or any performance under this Agreement;

         (b) "Affiliate" of a corporation means its Subsidiaries, any company of which it is a Subsidiary, and other Subsidiaries of such company;

         (c) "Collateral Material" means data sheets, applications briefs, presentation brochures and other advertising or promotional materials that are not designated as confidential by Company and are distributed in the normal course of business to assist in the marketing of Products;

         (d) "Documentation" means all technical, repair, marketing and end user documentation that is designated as confidential by Company and usually made available by Company to its customers or potential customers, subject to Non-Disclosure obligations, to inform or instruct its customers in the description, features and function, installation, operation and maintenance of Products;

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

         (e) "Exhibits" means the documents attached hereto and incorporated by this reference, as they may be amended from time to time by written agreement of the Parties. Exhibits include, without limitation, the following:

                   Exhibit A - Product Description and List Price Information Exhibit B - Product Specifications
                   Exhibit C - Restricted Company Account(s) and Registered
                               Lucent Account(s) Matrix
                   Exhibit D - Sales Referral Procedure
                   Exhibit E - Commission Percentage

         (f) "Force Majeure" means fires, strikes, riots, embargoes, explosions, earthquakes, floods, wars, water, the elements, labor disputes, government requirements, civil or military authorities, acts of God or by the public enemy, inability to secure raw materials or transportation facilities, acts or omissions of carriers or suppliers, or other causes beyond a Party's control whether or not similar to the foregoing;

         (g) "Information" means any specifications, designs, plans, drawings, software, data, prototypes, business and/or technical information in whatever form recorded or unrecorded.

         (h) "Lucent Customer(s)" means individually or collectively, as applicable, all carriers, service providers, and operators of Wireless Network Equipment: (i) to whom Lucent has sold Lucent Wireless Network Equipment and to which customers desire to add Company's Product, (ii) who have issued a tender, bid request, or proposal request or similar request for vendor response to Lucent and not to Company, and Lucent's response may include Products or
              (iii) to whom Lucent may be submitting unsolicited proposals for Lucent Wireless Network Equipment and/or Products;

         (i) "Lucent Customer Service Area" means a geographical area, as defined by a Lucent Customer, in which the Lucent Customer has been authorized to operate Wireless Network Equipment, and in which the Lucent Customer is using Lucent Wireless Network Equipment. At any specific time a Lucent Customer may operate in more than one such area, not all of which are equipped with Lucent Wireless Network Equipment;

         (j) "Products" means, collectively, Company's hardware and/or software which is(are) the subject of this Agreement and identified in Exhibit A, as it may exist from time to time, whether or not such hardware and/or software is provided as part of a service; and shall also mean Company's provision of systems integration services, systems development services, and other related types of services, including but not limited to bringing together business hardware and software programs with Lucent technology and/or non-Lucent customer technology and/or other various hardware and/or software packages, whether or not such hardware or software is manufactured, owned, or licensed by Company;

         (k) "Product Specifications" means those specifications for Products set forth in Exhibit B, as it may exist from time to time;

         (1) "Registered Lucent Account(s)" means those Lucent Customers or Lucent Customer Service Areas which have been referred to and accepted by Company as provided in Article 3.0. SCOPE OF AGREEMENT/IDENTIFICATION OF ACCOUNTS, of this Agreement. A Registered Lucent Account(s) List will be created and updated by Lucent and Company during the term of this Agreement. The initial list of Registered Lucent Account(s), if any, is set forth on Exhibit C. Additions and deletions will be made to the Registered Lucent Account(s) List from time to time in writing by mutual agreement of Lucent and Company, to maintain currency of such list;

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential Material Submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

         (m) "Restricted Company Account(s)" means those Lucent Customers or Lucent Customer Service Areas for which Company can demonstrate that such Lucent Customer or Lucent Customer Service Area has previously purchased Products, or with whom Company can demonstrate that it is independently pursuing a sales opportunity directly. A Restricted Company Account(s) List will be maintained by Lucent and Company during the term of this Agreement. The initial list of Restricted Company Account(s), if any, is set forth on Exhibit C. Additions and deletions will be made to the Restricted Company Account(s) from time to time in writing by mutual agreement of Lucent and Company, to maintain currency of such list;

         (n) "Subsidiary" of a company means a corporation the majority of whose shares or other securities entitled to vote for election of directors is now or hereafter owned or controlled by such company either directly or indirectly; but any such corporation shall be deemed to be a Subsidiary of such company only as long as such ownership or control exists; and

         (o) "Wireless Network Equipment" means equipment and/or software, typically involving, but not necessarily so, switching equipment and cell site radio equipment, used by providers of telecommunications services, as authorized by the responsible governmental agency, to furnish to the public those wireless services generally described as cellular services and personal communications services (but not fixed wireless or wireless access services) utilizing any one or more of the technologies currently known as analog, Code Division Multiple Access, Time Division Multiple Access, Cellular Digital Packet Data and other technologies as they may, from time to time, be utilized to provide such services to the public, but not the technology known as Global Systems Mobile Communications.

2.0 TERM OF AGREEMENT

2.1 This Agreement shall be effective on the date written above and, except as otherwise provided herein, shall continue in effect for a term of forty-two(42) months or until (a) earlier terminated pursuant to the terms hereof, or (b) extended or superseded by an amendment to this Agreement or a subsequent written agreement mutually agreed upon by the Parties. Notwithstanding any such expiration or termination, Lucent shall be entitled commissions to the full extent set forth herein with respect to transfers of Products by Company to Registered Lucent Accounts referred by Lucent and accepted by Company pursuant to the terms of this Agreement prior to the effectiveness of such expiration or termination.

3.0 SCOPE OF AGREEMENT/IDENTIFICATION OF ACCOUNTS

3.1 This Agreement is not intended to establish an exclusive relationship. Nothing in this Agreement shall be construed as limiting, in any manner, Company's marketing or distribution activities or its appointment of other dealers, distributors, licensees or agents, provided that in engaging in such activities or appointments, Company and its other dealers, distributors, licensees or agents do not violate Company's obligations to Lucent as set out in this Agreement. Nothing in this Agreement shall be construed as limiting, in any manner, Lucent's pursuit of, negotiation with, and establishment of sales referral agreements or other arrangements with other companies, or to market its own products or those of other third parties to Lucent Customers even though such products may be comparable to Products. Company acknowledges that nothing herein shall be deemed to bar Lucent from proposing to the same Lucent Customer, at the same time that it is referring Products, the products of one or more other suppliers, including Lucent. Company further acknowledges that Lucent markets through its own sales personnel and through its Affiliates and that the right of Lucent to refer Lucent Customers to Company, and to receive sales referral commissions in respect of transfers of Products to Registered Lucent Accounts, as set out in Article 6.0. COMMISSION, shall apply to Lucent and such Affiliates. As used herein, the term Lucent shall include such Affiliates unless the context otherwise requires.

3.2 Lucent has the right to market its Wireless Network Equipment worldwide. In the course of such marketing, Lucent may identify Lucent Customers as sales opportunities for Products. When Lucent sales teams have done so, they are authorized to provide Lucent Customers with a high level product

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential Material Submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

description of and Collateral Material for such Products. Either prior to or after providing such description, Lucent may refer Lucent Customers to Company as specified in Exhibit D. Each Lucent Customer referred to Company and accepted by Company pursuant to such procedure shall, to the extent of such acceptance, become a Registered Lucent Account.

3.3 Notwithstanding the provisions above, Company shall either accept or reject each referral of a Lucent Customer or Lucent Customer Service Area within five
(5) business days, stating its reason(s) therefor. Reasons for rejection of a Lucent Customer referral may include, but are not limited to:

         (a) the Lucent Customer or Lucent Customer Service Area is a Restricted Company Account;

         (b)  the Lucent Customer's financial status is unacceptable; and/or

         (c) the product development requirements of the Lucent Customer will require extensive development by Company.

In the event Company rejects a Lucent Customer referral for reason (a) above, Company will be able to pursue that account directly without Lucent's approval. In the event Company rejects a Lucent Customer referral for any reason other than (a) above, Company agrees it will not pursue that Lucent Customer directly for a period of one (1) year after its rejection. In the event that Company does not respond to Lucent within five (5) business days to accept or reject the Lucent Customer referral, for purposes hereof it will be assumed that Company has accepted the referral and the referred Lucent Customer or Lucent Customer Service Area shall be deemed a Registered Lucent Account.

3.4 When requested by Lucent, and as mutually agreed, Company personnel shall accompany Lucent's personnel on visits to Registered Lucent Accounts and provide necessary materials to be used in Company's sales and technical presentations to such customers, and otherwise take affirmative steps intended to cause such customers to purchase Products.

3.5 In the event that the parties shall mutually agree that a Registered Lucent Account should no longer be considered such, effective with the date of such agreement, the Lucent Customer or Lucent Customer Service Area involved shall no longer be deemed a Registered Lucent Account and Company will then, at its sole discretion, be able to pursue that account directly or through another distribution channel without owing any commission or other such payments to Lucent, provided, however, that nothing herein shall be deemed to excuse Company's obligation under Article 6.0, COMMISSION to pay commissions in respect of Products or additional growth, upgrades and new features furnished by Company for Products transferred to the Lucent Customer or Lucent Customer Service Area pursuant to arrangements entered into prior to the time the Lucent Customer or Lucent Customer Service Area ceases to be a Registered Lucent Account.

4.0 RELATIONSHIP OF THE PARTIES

4.1 The relationship of the Parties under this Agreement shall be and at all times remain one of a referral sales agreement for the purpose of providing Lucent Customers, at their discretion, with an integrated application solution. Each Party shall employ its own personnel and shall be solely responsible for their acts and be responsible for payment of all unemployment, Social Security, and other payroll taxes, including contributions required by law.

4.2 No director, officer, employee, consultant or agent of either Party hereto or their respective Affiliates shall at any time be deemed to be a director, officer, employee, consultant or agent of the other Party for any purpose whatsoever, and the Parties shall use commercially reasonable efforts to prevent any such misrepresentation. Nothing in this Agreement shall be deemed to create any joint venture, partnership, or principal-agent relationship between the Company and Lucent, and neither Party shall hold itself out in its advertising or in any other manner which would indicate any such relationship with the other. Company shall at all times be considered an independent contractor for the purposes of providing Products to Lucent's Customers.

5.0 LUCENT'S RESPONSIBILITIES


                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential materials submitted and filed separately with the Securities and Exchange
     Commission. Four asterisks are used to denote omissions.

5.1 Lucent shall be responsible for sales support to Company by providing access to Registered Lucent Account teams for training and will coordinate and arrange training sessions; for providing Lucent Customer lead generation and introduction to Registered Lucent Account; and, when mutually agreed, for providing consultation on bids and proposals. Lucent will provide a Relationship Manager and Lucent representative(s) will participate in joint visits to Registered Lucent Accounts, as and when mutually agreed. Upon Company's request, Lucent will include Company's name in its Open Systems Innovations catalog, when published.

6.0 COMMISSION

6.1 Company shall pay Lucent a commission (the "Commission") on all transfers (including, but not limited to, sales, leases, and licenses) of Products (and related services) to a Registered Lucent Account. The "Commission Percentage" is defined in Exhibit E to this Agreement.

6.2 The Commission Percentage shall be applied to the Net Invoice Amount for Product(s), including any additional growth, upgrades, new features, or additional systems, and including all related engineering, installation, post warranty support, enhanced warranty support, provided, however, that Company's provision of post warranty support and enhanced warranty support exceed a 16% profit margin, and any other associated services, but not including any sales or use taxes, import duties, transportation, freight or shipping charges, ordered by the Registered Lucent Account, for three (3) years from the date of the last contract executed by Company with the Registered Lucent Account or purchase order issued by such customer and accepted by Company during the term of this Agreement. For the purpose of this Article, the term "Net Invoice Amount" means the net amount billed by Company, after accounting for any applicable normal discounts (but not credits or other adjustments for Company delays or other faults, including liquidated or agreed damages).

6.3 Such Commission shall be paid within thirty (30) days after receipt of payment by Company from the Registered Lucent Account.

7.0 PROPOSALS, CONTRACTS AND ORDERS

7.1 Company will provide to Lucent, at least five (5) business days prior to such presentation, a copy of each sales proposal to be made by Company to any Registered Lucent Account. Company will incorporate in its proposal any changes reasonably requested by Lucent. Company will present the sales proposal directly to the Registered Lucent Account.

7.2 When a Lucent Customer issues tenders, bid requests, or proposal requests to Lucent and Lucent desires Company to assist in a response that includes Products, Company will, if it has accepted or then accepts the Lucent Customer or Lucent Customer Service Area as a Registered Lucent Account, provide appropriate personnel and support to work cooperatively with Lucent in providing proposals. Lucent personnel will take the leadership role in the preparation and coordination of the response and will be responsible for that portion of the proposal, if any, involving Lucent Wireless Network Equipment. Company will assume responsibility for preparation of that portion of the response involving Products.

7.3 Company will contract directly with Registered Lucent Accounts for the sale of Products, including invoicing and collections, warranty support, post warranty support, complete technical support, engineering and installation services, growth on initial sales, product upgrades, etc., all subject to Company's applicable charges or price quotation. For use by Lucent in determining whether to refer Products to a Lucent Customer. Company shall keep Lucent informed of Company's list prices for Products, as they may exist from time to time during the term of this Agreement. All orders for Products and related services shall be submitted directly to Company by Registered Lucent Accounts.

7.4 Lucent shall not have any liability or obligation with regard to such contracts entered into by Company or orders submitted by Lucent Customers and Lucent Customer Service Areas to Company pursuant to such contracts or otherwise.

                  Lucent - Company Proprietary and Confidential

                     Use Pursuant to Applicable Instructions

**** Confidential Materials submitted and filed separately with the Securities and Exchange
     Commission. Four asterisks are used to denote omissions.

7.5 Company acknowledges that Lucent Customers and Lucent Customer Service Areas may from time to time pose to Lucent problems or other matters that relate to Products furnished to them by Company. Unless the Parties otherwise agree in writing, which such writing shall address the compensation to which Lucent shall be entitled for any additional services that the Parties agree that Lucent will perform, all such problems and other matters shall be referred by Lucent to Company. Promptly upon execution of this Agreement, and as necessary through out the term of this Agreement, Company will provide Lucent with the current telephone number or other manner of communicating with Company for referral of such problems and other matters to Company, on a twenty-four (24) hour per day, seven (7) day per week, basis. Upon referral of a problem by Lucent, Company shall promptly confirm in writing an acknowledgment of its receipt thereof and promptly work to solve the problem. Upon resolution of any referred problem, Company shall furnish notice to Lucent in writing a description of the actions taken to clear the problem and the date the problem was cleared.

8.0 AUDIT

8.1 Company shall maintain accurate and complete records of all transactions with Registered Lucent Accounts for which payment of a sales referral commission may be owed to Lucent under this Agreement. Such records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until at least the later of (i) one (1) calendar year after the sales referral commission(s) for all such transactions have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made by Company, or (ii) one
(1) calendar year after the termination, cancellation or expiration of this Agreement. Company shall permit Lucent or Lucent's representative(s), including third party auditor(s), to examine and audit these records and all supporting records at all reasonable times. Company shall not be required to allow any such audits after the end of the record retention period set out above.

8.2 Company shall provide a statement on a quarterly basis of all transactions with Registered Lucent Accounts and all Net Invoice Amounts (as described in
Article 6.0, COMMISSION applicable thereto, the date(s) of invoices reflecting such amounts, the amount(s) of payment(s) received from Registered Lucent Accounts in respect of such invoices, and the date(s) of such receipt by Company. This statement shall be sent to the Lucent contact specified in Article 22, NOTICES.

8.3 In the event that Lucent exercises its right to audit and Lucent reasonably determines that Company owes commissions pursuant to Article 6.0, COMMISSION, that were not paid, Company will immediately pay to Lucent those amounts not paid. In the event of a discrepancy resulting in an underpayment to Lucent which is five percent (5%) or greater than the amount that should have been paid to Lucent, Company agrees to pay for the reasonable cost of the audit.

9.0 INTEROPERABILITY TESTING

9.1 Prior to any sales referral activity between Lucent and Company for any Product, such Product must have completed successful interoperability testing at Lucent's Wireless Innovation Lab(SM) testing facility and satisfy all requirements of interoperability. Except as the Parties may otherwise agree in writing, such testing shall be performed pursuant to a separate written agreement setting forth Lucent's standard terms and conditions and charges for such testing, as they exist from time to time. When a Product previously successfully tested is modified and/or changed in any way that might render the previous test results invalid or uncertain, Company must inform Lucent and such Product must repeat interoperability testing to validate that the modifications and/or changes do not compromise interoperability status.

9.2 If Lucent Wireless Network Equipment undergoes modification and/or change, Lucent will notify Company. Each impacted Product must repeat interoperability testing, if Lucent determines that the modifications and/or changes could compromise interoperability status of such Product.

10.0 TRAINING

10.1 Company will, at Lucent's request and without charge, provide training in the features, target markets, selling strategies, and technical aspects of Products for Lucent's personnel such that said

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions
personnel will be able to effectively identify sales opportunities for Products. The Parties will mutually agree on the level of training required. Training courses may be delivered via teleconference training, computer based training, video, video teleconference, or seminar at a mutually agreeable location. The Parties will mutually agree on the delivery method and the training materials required.

10.2 Company shall provide each Lucent attendee, at no charge, a complete set of available training materials, handouts and associated materials pertaining to Products. Lucent personnel shall not copy or distribute any such training materials without the written permission of Company.

11.0 COORDINATION OF INSTALLATION AND ACCEPTANCE

11.1 The Parties will integrate, whenever possible, their installation plans to satisfy requirements of Registered Lucent Accounts to whom they have marketed their products. The Parties will also make reasonable efforts to cooperate in preparing acceptance criteria and plans that will satisfy those customers' interest in ensuring that Lucent Wireless Network Equipment and Products work together as an integrated system.

12.0 FEDERAL COMMUNICATIONS COMMISSION (FCC) REGISTRATION

12.1 When a Product furnished by Company to Lucent Customers is subject to Part 2, Part 15, Part 22, Part 68, or any other part of the FCC's Rules and Regulations, as amended from time to time, Company warrants to Lucent and will warrant to Lucent Customers and Lucent Customer Service Areas that such Product complies with the registration, certification, type acceptance, and/or verification standards of the FCC's Rules and Regulations, including but not limited to, all labeling and customer instruction requirements, and the suppression of radiation to specified levels. Company shall establish periodic on-going compliance re-testing and follow a quality control program to assure that Products furnished to Lucent Customers and Lucent Customer Service Areas will comply with the applicable FCC Rules and Regulations. Company agrees to indemnify and save Lucent, its Affiliates, Lucent Customers, Lucent Customer Service Areas and each of their officers, directors, employees, agents, representatives, successors and assigns (all hereinafter referred to in this clause as "Lucent") harmless from any losses, damages, liabilities, fines, penalties, claims, suits or demands (including the costs, expenses, and reasonable attorney's fees incurred on account thereof) that may be made because of Company's non-compliance with the applicable FCC Rules and Regulations. Company agrees to defend Lucent, at Lucent's request, against any such liability, fine, penalty, claim, suit or demand.

12.2 In addition, should any Product, which is subject to Part 15 of the FCC Rules and Regulations, during use generate harmful interference to radio communications, Company shall provide Lucent and the impacted Lucent Customers and Lucent Customer Service Areas with information relating to methods of suppressing such interference.

13.0 SAFETY CERTIFICATION

13.1 Company warrants to Lucent and will warrant to Lucent Customers and Lucent Customer Service Areas that Products furnished to them will comply with the applicable Underwriters Laboratories (UL), Canadian Standards Association (CSA), and other international standards and regulations. Upon request of Lucent from time to time during the term of this Agreement, and at no charge to Lucent, Company will provide Lucent a certification in writing by an authorized officer of Company, that each Product is in compliance with such standards and regulations as are applicable. Company shall be responsible for bringing Products into compliance and maintaining compliance with said UL, CSA, and international standards and regulations. Company agrees to indemnify and save Lucent, its Affiliates, Lucent Customers, Lucent Customer Service Areas, and each of their officers, directors, employees, agents, representatives, successors and assigns (all hereinafter referred to in this clause as "Lucent") harmless from any losses, damages, liabilities, fines, penalties, claims, suits or demands (including the costs, expenses, and reasonable attorney's fees incurred on account thereof) that may be made because of Company's non-compliance with such applicable UL, CSA and international standards and regulations. Company agrees to defend Lucent, at Lucent's request, against any such liability, fine, penalty, claim, suit or demand.

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.


                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

14.0 APPLICABLE LAW/UNIFORM LAWS NOT APPLICABLE

14.1 The construction and interpretation of, and the rights and obligations of the Parties pursuant to this Agreement shall be governed by the laws (other than its conflict of law rules) of the State of New York, United States. The uniform laws drawn up pursuant to the Diplomatic Conference on Unification of Law governing the International Sale of Goods held at the Hague in 1964 (and any successor thereto), whether or not adopted anywhere, shall not apply to this Agreement or any order issued hereunder. The stipulations concerning the United Nations Convention on Contracts for the International Sale of Goods held at Vienna in 1980 shall not apply to this Agreement.

15.0 ARBITRATION

15.1 The Parties agree to attempt in good faith to resolve any dispute regarding any right, obligation, duty or liability arising out of the provisions of this Agreement, including its breach. If a dispute is not resolved by such attempt, such dispute shall be resolved by arbitration in the English language before a single arbitrator in New York City, New York, United States, pursuant to this clause and the then current American Arbitration Association ("AAA") rules. The arbitrator shall be knowledgeable in commercial business transactions and wireless technology and acceptable to both parties. The arbitrator's decision and award shall be final and binding and may be entered in any court having jurisdiction thereof. The arbitrator shall not have the power to award punitive or exemplary damages. Each Party shall bear its own attorney's fees associated with any arbitration instituted hereunder and other costs shall be borne as provided by the applicable AAA rules. The arbitrator, Parties, their representatives and other participants shall hold the existence, content and result or award in confidence.

15.2 The procedures specified in this clause shall be the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement provided, however, nothing herein shall be deemed to require arbitration of matters not arbitrable under applicable law, or prohibit a Party from seeking a preliminary injunction or other preliminary judicial relief if in such Party's reasonable judgment such action is necessary to avoid irreparable damage. Despite any such action, the parties will continue to participate in good faith in the procedures specified herein. All applicable statutes of limitation shall be tolled while the procedures specified herein are pending, and nothing herein shall be deemed to bar any Party from taking such action as may be required to effectuate such tolling.

16.0 ASSIGNMENT AND SUBCONTRACTING

16.1 Company shall not assign any right or interest under this Agreement or delegate or subcontract any obligation to be performed or owed under this Agreement without the prior written consent of Lucent. Any attempted assignment, delegation or subcontracting in contravention of the above provisions shall be void and ineffective. In the event that a majority or greater of the issued and outstanding stock of Company changes control in one or a series of related transactions, such event shall not constitute an assignment.

16.2 Lucent has the right to assign this Agreement and to assign its rights and delegate its duties under this Agreement, in whole or in part, at any time and without Company's consent, to any one or more present or future Affiliates of Lucent. Lucent shall give Company prompt written notice of the assignment.

16.3 Nothing herein shall preclude a Party from employing a subcontractor in carrying out its obligations under this Agreement. A Party's use of such subcontractor shall not release the Party from its obligations under this Agreement.

17.0 COLLATERAL MATERIAL

17.1 Within ten (10) business days of the full execution of this Agreement, Company will, without charge to Lucent, furnish to the Lucent Relationship Manager listed in Exhibit D. Collateral Material about Products which Company makes available to its own customers or its own sales force in sufficient

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions
number for Lucent to commence its activities under this Agreement. From time to time during the term of this Agreement, upon reasonable request of Lucent, Company will provide additional copies of then current Collateral Material. Company will promptly inform Lucent of any changes to the Collateral Material. Lucent shall have the right to make reasonable numbers of copies of Collateral Material in any form for use in accordance with its rights under this Agreement.

18.0 ENGLISH LANGUAGE

18.1 This Agreement has been prepared and executed in the English language which will be the controlling language for all purposes of this Agreement.

19.0 EXPORT CONTROL

19.1 Each Party acknowledges that the Information and other items (including but not limited to, any services and training) provided under this Agreement are subject to US export and re-export laws and regulations and any use or transfer of such Information and other items must be authorized under those regulations. Each Party agrees that it will not use, distribute, transfer, or transmit the Information, and other items (even if incorporated into other materials) except in compliance with US export regulations. If requested by a Party, the other Party also agrees to sign written assurances and other export-related documents as may be required for the requesting Party to comply with US export regulations.

19.2 Each Party further agrees that it shall not transfer or transmit Information or other items received under this Agreement (even if incorporated into other material) to any country outside of the US or Canada without the prior written consent of the disclosing Party.

20.0 FORCE MAJEURE

20.1 Neither Lucent nor Company shall be held responsible for any delay or failure in performance to the extent that such delay or failure is caused by a Force Majeure. Each such Party shall notify the other such Party within thirty
(30) days of the occurrence of a Force Majeure. If any Force Majeure occurs and results in a delay or failure in performance, the Parties may mutually agree to resume performance once the Force Majeure ceases with an option for the injured Party to extend the performance date up to the length of time the Force Majeure endured. Unless written notice is given within thirty (30) days after such injured Party is apprised of the occurrence of a Force Majeure, the aforementioned option shall be deemed selected. Nothing contained herein or elsewhere shall impose any obligation on either Party to settle any labor difficulty.

21.0 NON-WAIVER

21.1 No waiver of the terms and conditions of this Agreement, or the failure of any Party strictly to enforce any such term or condition on one or more occasions shall be construed as a waiver of the same or of any other term or condition of this Agreement on any other occasion.

22.0 NOTICES

22.1 All notices under this Agreement shall be in writing (except where otherwise stated) and shall be addressed to the addresses set forth below or to such other address as either Party may designate by notice pursuant hereto. Such notices shall be deemed to have been given when delivered by hand or sent prepaid by reputable international courier service, facsimile or electronic mail to such applicable address.

         Lucent:     Lucent Technologies Inc.
                     67 Whippany Road
                     Room 2A333
                     Whippany, NJ 07981

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                     Attn.: Leslie Brooks, Contract Manager
                     Fax# : 973 386-6633
                     Tel.#: 973 386-2421

         Company:    TeleCommunication Systems, Inc.
                     275 West Street, Suite 400
                     Annapolis, MD 21401

                     Attn.: Bruce White, Director, Contracts & Administration Fax #: 410 263-7617



23.0 PUBLICATION OF AGREEMENT

23.1 The Parties shall keep the provisions of this Agreement submitted hereunder confidential except as reasonably necessary for performance hereunder or in connection with any prospective assignments of rights and/or duties hereunder, and except to the extent disclosure may be required by applicable laws or regulations, in which latter case, the Party required to make such disclosure shall promptly inform the other Party prior to such disclosure in sufficient time to enable each such other Party to make known any objections it may have to such disclosure. The disclosing Party shall take all reasonable steps to secure a protective order or otherwise assure that the Agreement or order will be withheld from the public record.

24.0 PUBLICITY

24.1 A Party shall submit to the other proposed copy of all Advertising wherein the name, trademark, code, specification or service mark of another Party or its Affiliates is mentioned; and no Party shall publish or use such Advertising without the other's prior written approval.

25.0 RELEASES VOID

25.1 Neither Party shall require (i) waivers or releases of any personal rights or (ii) execution of documents which conflict with the terms of this Agreement, from employees, agents, representatives or customers of the other in connection with visits to its premises and both Parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.

26.0 RIGHT OF ACCESS

26.1 Each Party shall provide the other such access to its premises and facilities as is reasonably required in connection with the performance of their respective obligations under this Agreement. No charge shall be made for such access. Reasonable prior notification will be given when access is required. Neither Party shall require releases of any personal rights in connection with visits to its premises.

27.0 SEVERABILITY

27.1 If any provision in this Agreement shall be held to be invalid or unenforceable, the remaining portions shall remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Agreement, Lucent and Company shall promptly negotiate a replacement provision.

28.0 SURVIVAL OF OBLIGATIONS

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

28.1 The Parties' rights and obligations which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, shall survive such termination, cancellation, or expiration.

29.0 TERMINATION OF AGREEMENT FOR CAUSE

29.1 This Agreement may be terminated by either Party upon the failure of the other Party to cure any material default following written notice and opportunity of thirty (30) days to cure, provided, however, that either Party will have the right to terminate this Agreement immediately upon notice to the other Party in the following circumstances:

         (i) If the other Party becomes insolvent or unable to pay its debts in the ordinary course of its business;

         (ii) If a voluntary or involuntary petition under applicable bankruptcy laws is filed by or against the other Party;

         (iii) If a receiver is appointed for the business affairs of the other Party or the other Party makes an assignment for the benefit of creditors;

         (iv) If the other Party liquidates or ceases doing business as a going concern;

         (v) If there is a change in the control or majority ownership of either Party not otherwise expressly assented to by the other Party;

         (vi)     If Company fails to maintain interoperability compatibility;
                  or

         (vii) If Company fails materially to live up to its contract obligations to Lucent Customers.

30.0 CONDUCT UPON TERMINATION OR EXPIRATION

30.1 In the event this Agreement is not renewed or is terminated, then the following shall occur, unless the Parties otherwise agree in writing:

         (i) Any use of the other Party's marks and use of Collateral Material related to the Products, and marketing efforts by Lucent, not previously commenced, shall terminate on the effective date of termination or expiration;

         (ii) Both parties will honor the terms and conditions of joint or coordinated proposals submitted to Registered Lucent Accounts prior to the termination or expiration date. All work on proposals including Products not yet submitted shall cease. Company shall continue to honor all contracts it has executed with Registered Lucent Accounts;

         (iii) Company shall pay Lucent all amounts then currently owed but not previously paid to Lucent and all amounts which become due, when they become due, to Lucent in the future in accordance with Article 6.0 COMMISSION; and

         (iv) Neither Party shall have any liability to the other Party for damages of any kind, including incidental or consequential damages, on account of such termination or expiration of this Agreement. Without limiting the generality of the foregoing, neither Party shall be liable to the other Party on account of such termination or expiration for reimbursement or damages for the loss of goodwill, prospective profits or anticipated sales, or on account of any expenditures, investment, leases or commitments made by such Parties or for any reason whatsoever based upon or growing out of such termination or expiration, except as provided in paragraph (iii) herein.

31.0 USE OF INFORMATION

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.



                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

31.1 All Information which bears a legend or notice restricting its use, copying or dissemination, shall remain the property of the furnishing Party and shall be subject to the provisions of this Article. The furnishing Party grants the receiving Party the right to use such Information only as follows. Such Information (1) shall not be reproduced or copied, in whole or part, except for use as authorized in this Agreement; and (2) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed. Unless the furnishing Party consents in writing, such Information, except for that part, if any, which is known to the receiving Party free of any confidential obligation, or which becomes generally known to the public through acts not attributable to the receiving Party, shall be held in confidence by the receiving Party. The receiving Party may disclose such Information to other persons, upon the furnishing Party's prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting use of Information contained in this Article and to any other reasonable conditions requested by the furnishing Party. Nothing herein shall be deemed to prevent the receiving Party from disclosing the Information in response to legal process under applicable law, provided that the receiving Party (i) takes all reasonable steps available to keep the Information from the public record, and (ii) promptly notifies the furnishing Party of such process prior to disclosure so that the furnishing Party may seek an appropriate protective order and/or waive compliance with the terms hereof.

31.2 Company acknowledges that Lucent is likely to provide to Company information about Lucent Customers in connection with the Parties' cooperation under this Agreement. Company understands that all such customer information, including, but not limited to, names, addresses, telephone numbers, and telecommunications needs, is confidential to Lucent whether or not available publicly, and whether or not marked as confidential, and shall be treated in accordance with the requirements of this article. Company agrees that such customer information will only be used to perform services for Lucent Customers pursuant to a contract with the relevant Lucent Customer, or in connection with the Parties' cooperation under this Agreement, and will not be used for any other purpose, including the solicitation or servicing of Lucent Customers or prospective customers, except as expressly authorized in writing by Lucent.

32.0 LIMITATION OF LIABILITY

32.1 NEITHER PARTY NOR ITS AFFILIATES, NOR THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF SUCH PARTY OR ITS AFFILIATES, SHALL IN ANY EVENT BE LIABLE TO THE OTHER PARTY (INCLUDING HEREIN ITS AFFILIATES) OR TO ANY OTHER COMPANY OR ENTITY FOR ANY INCIDENTAL, CONSEQUENTIAL, OR ANY OTHER INDIRECT LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT OR ANY OBLIGATION RESULTING THEREFROM, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, FOR TORT, OR ANY OTHER CAUSE OF ACTION, EXCEPT WHERE SUCH LOSS ARISES FROM BREACH OF A PARTY'S OBLIGATIONS SET OUT IN ARTICLE 31.0, "USE OF INFORMATION". EACH PARTY'S ENTIRE LIABILITY FOR ANY CLAIM OR LOSS, DAMAGE OR EXPENSE FROM ANY CAUSE WHATSOEVER SHALL IN NO EVENT EXCEED IN THE AGGREGATE, THE GREATER OF $100,000 OR THE AMOUNT OF MONIES PAID OR PAYABLE TO LUCENT HEREUNDER. NOTHING HEREIN SHALL BE DEEMED TO EXCUSE COMPANY'S LIABILITY TO PAY COMMISSIONS TO THE FULL EXTENT PROVIDED IN THIS AGREEMENT OR TO RELIEVE COMPANY OF ANY EXPRESS REMEDY SET FORTH IN THIS AGREEMENT.

32.2 NO ACTION OR PROCEEDING AGAINST EITHER PARTY MAY BE COMMENCED MORE THAN EIGHTEEN (18) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.

32.3 THIS CLAUSE SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDY SET OUT IN THIS AGREEMENT.

33.0 ENTIRE AGREEMENT



                 Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

33.1 The terms and conditions contained in this Agreement and any subordinate agreement supersede all prior oral or written understandings between the Parties with respect to the subject matter thereof and constitute the entire agreement of the Parties with respect to such subject matter. Such terms and conditions shall not be modified or amended except by a writing signed by authorized representatives of both Parties.



                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

IN WITNESS THEREOF, the Parties have executed this Agreement on the respective dates entered below.

  LUCENT TECHNOLOGIES INC.               TELECOMMUNICATION SYSTEMS,
                                         INC.


By:     /s/ Joseph F. Coletta             By:        /s/ Maurice B. Tose
    -----------------------------------       --------------------------------
            (Signature)                                 (Signature)

          Joseph F. Coletta                           Maurice B. Tose
    -----------------------------------       --------------------------------
            (Typed Name)                                (Typed Name)

              Director                                    President
    -----------------------------------       --------------------------------
              (Title)                                      (Title)

              11/5/98                                     10/27/98
    -----------------------------------       --------------------------------
           (Date Signed)                                 (Date Signed)


                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

           EXHIBIT A - PRODUCT DESCRIPTION AND LIST PRICE INFORMATION

SMS WEB GATEWAY

The SMS Web Gateway works in conjunction with the Short Message Service Center and uses SMPP, the preferred protocol for sending short text messages. The SMS Web Gateway accepts messages from e-mail or web pages, translates the messages from SMTP or HTTP to SMPP and then forwards the messages to the SMSC for delivery to the handset.

E-mail messages can be sent from standard E-mail clients through the SMS Web Gateway to SMSC and then to the handset. E-mail attachments are not sent and the message will be truncated if it is longer than the current acceptable length.

The SMS Web Gateway resides on a platform distinct from that of the SMSC application. The SMS Web Gateway is a Java application that will run on a server with a Java interpreter. The SMS Web Gateway must reside on a server with web server software that supports servlets. Servlet plug-ins are available for many of the major web servers. If the SMS Web Gateway is to be used for SMTP to SMPP translation, i.e. e-mail transfers, then no other mail server can reside on the same server.

       Description                               Floor+                List+
-----------------------------------------------------------------------------
SMS Web Gateway Software
For initial 10,000 SMS subscribers or up
to 100 messages per busy hour.                   ****                ****
-----------------------------------------------------------------------------
Support for each additional 100 messages
per busy hour                                    ****                ****
-----------------------------------------------------------------------------
Dell Server for SMS Web Gateway                  ****                ****
-----------------------------------------------------------------------------
Web Server software with Servlet
Support                                          ****                ****
-----------------------------------------------------------------------------
Basic Web page                                   ****                ****
-----------------------------------------------------------------------------
0S                                               ****                ****
-----------------------------------------------------------------------------
300 Mhz Intel Server                             ****                ****
-----------------------------------------------------------------------------
64MB RAM                                         ****                ****
-----------------------------------------------------------------------------
4GB SCSI Hard drives                             ****                ****
-----------------------------------------------------------------------------
NIC                                              ****                ****
-----------------------------------------------------------------------------
14" monitor                                      ****                ****
-----------------------------------------------------------------------------
Keyboard, mouse, 3.5" floppy                     ****                ****
-----------------------------------------------------------------------------
SCSI CD-Rom                                      ****                ****
-----------------------------------------------------------------------------
1 year warranty, 7x24, 4 hours                   ****                ****
response
-----------------------------------------------------------------------------

 + DOES NOT INCLUDE LUCENT COMMISSION.

NOTE: HARDWARE CONFIGURATIONS, AND THUS HARDWARE PRICES, VARY DEPENDING UPON THE NUMBER OF SUBSCRIBERS OR MESSAGES PER BUSY HOUR AND THE NUMBER OF APPLICATIONS TO BE RUN ON THE PLATFORM.

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

CUSTOMIZED PERSONAL LIST PAGES

The Customized Personal List Pages are intelligent, client-side web pages which can be used in conjunction with the SMSC. The Personal List pages allow the user to categorize their personal entries.

The Customized Personal Lists allow any number of end users to store the names and associated MIN numbers of their personal contacts. This allows users to customize the web page to their individual needs. By using client side cookies, the pages do not add any additional storage or processing overhead to the server due to data lookups.

Once the user has entered a contact, the user would simply select the contact's name from a list and the MIN would automatically be entered in the To: field. The user would then type a short text message on the form and submit the form when complete. The Customized Personal Lists works in conjunction with a web server and the SMS Web Gateway. The submitted message would then be routed to the SMS Web Gateway for protocol translation and forwarding to the SMSC.

DESCRIPTION                       FLOOR+                    LIST+
-----------------------------------------------------------------------------
Customized Personal Lists          ****                     ****
-----------------------------------------------------------------------------
 + DOES NOT INCLUDE LUCENT COMMISSION.

CUSTOM USER PAGE APPLICATION

The Custom User Page Application (CUPA) application can be configured to operate with the SMS Web Gateway. This application resides on a web server that supports servlets. It queries a relational database and allows individual users to configure customized web pages for themselves containing such information as their e-mail, address, message of the day and a URL. The generated pages allow individuals to send short text messages directly to the owner of the page.

 DESCRIPTION                           FLOOR+               LIST+
-----------------------------------------------------------------------------
 Custom User Page Application,           ****                ****
 5,000 user license
-----------------------------------------------------------------------------
 Custom User Page Application,           ****                ****
 5,001 - 10,000 user license
-----------------------------------------------------------------------------
 Custom User Page Application,           ****                ****
 10,001 - 15,000 license
-----------------------------------------------------------------------------
 Custom User Page Application,           ****                ****
 15,001 - 20,000 licenses
-----------------------------------------------------------------------------
 Custom User Page Application,           ****                ****
 20,001 - 25,000 licenses
-----------------------------------------------------------------------------
 Custom User Page Application, each      ****                ****
 additional 5,000 users
-----------------------------------------------------------------------------

 + DOES NOT INCLUDE LUCENT COMMISSION.

SMS WEB CALENDAR

The SMS Web Calendar Application provides users with the ability to schedule personalized events over the web for notification by either Short Message Service or e-mail. Using an intuitive interface featuring monthly and daily views, the user can schedule any number of individual or recurring events. Monthly summary, monthly detail and daily detail forms as well as forms for adding and editing events. Events with SMS notification can include callback number, priority, and message validity period.

The SMS Calendar application requires a server to run a database and web server software which supports servlets. The SMS Calendar application submits short message notifications via SMPP and e-

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

mail notifications via SMTP. The SMS Calendar and the Custom User Page Application can both use the same database as well as the same password schema, thus allowing the user to use one account for both applications.

  DESCRIPTION                          FLOOR+           LIST+
-----------------------------------------------------------------------------
  SMS Web Calendar Application,
  5,000 user license                     ****                ****
-----------------------------------------------------------------------------
  Calendar Application, 5,001 -
  10,000 user license                    ****                ****
-----------------------------------------------------------------------------
  Calendar Application, 10,001 -
  15,000 license                         ****                ****
-----------------------------------------------------------------------------
  Calendar Application, 15,001 -
  20,000 licenses                        ****                ****
-----------------------------------------------------------------------------
  Calendar Application, 20,001 -
  25,000 licenses                        ****                ****
-----------------------------------------------------------------------------
  Calendar Application, each
  additional 5,000 users                 ****                ****
-----------------------------------------------------------------------------

 + DOES NOT INCLUDE LUCENT COMMISSION.

PROFESSIONAL SERVICES
---------------------

-  Web Site Development
-  Firewall Installations
-  Security Engineering
-  Systems Engineering
-  Software Applications Development
-  Database Development, Integration and Maintenance
-  Cable Plant Cabling and Management
-  Network Installation and Migration
-  Requirements Analysis
-  LAN/WAN design
-  LAN/WAN installation and configuration
-  Network troubleshooting
-  Configurations management and Documentation
-  Help Desk Services, including Virtual Help Desk Centers
-  Imaging and Workgroup systems integration
-  Logistics and Program Management


                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

EXHIBIT B - PRODUCT SPECIFICATIONS
To be provided by Company within ten (10) business days of the execution of this Agreement















                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

EXHIBIT C - RESTRICTED COMPANY ACCOUNT(S) AND REGISTERED LUCENT ACCOUNT(S)
            MATRIX

  Account Name                Last Update          PRODUCT A     PRODUCT B     PRODUCT C     PRODUCT D     PRODUCT E
                              Date                 SMS Web      Customized       CUPA        SMS Web       Professional
                                                    Gateway      Personal                    Calendar      Services
                                                                   Lists                                   Related to
                                                                                                           Products
                                                                                                           A, B, C & D
                                                                                                              (/)
Air Touch                                               (R)            (R)       (R)            (R)
Alltel                                                  (R)            (R)       (R)            (R)
BellAtlantic Mobile                                     (R)            (R)       (R)            (R)
Centennial (Puerto Rico)                                (R)            (R)       (R)            (R)
CMT Partners                                            (R)            (R)       (R)            (R)
Codetel                                                 (/)            (/)       (/)            (/)
Comcast                                                 (R)            (R)       (R)            (R)
CTI                                                     (R)            (R)       (R)            (R)
CWP                                                     (R)            (R)       (R)            (R)
Frontier Cellular                                       (R)            (R)       (R)            (R)
Maine Cellular                                          (R)            (R)       (R)            (R)
Telecom New Zealand                                     (R)            (R)       (R)            (R)
Rural Cellular Corp.                                    (/)            (/)       (/)            (/)            (/)
Sprint Spectrum                                         (R)            (R)       (R)            (R)            (/)
Sprint PCS                                              (R)            (R)       (R)            (R)
Telecel                                                 (R)            (R)       (R)            (R)
Telfonica (El Salvador)                                 (R)            (R)       (R)            (R)
USWest                                                  (R)            (R)       (R)            (R)            (/)
US Cellular                                             (R)            (R)       (R)            (R)


(R) in a specific Product column indicates that the Account is a Registered Lucent Account for that specific Product

(/) in a specific Product column indicates that the Account is a Restricted Company Account for that specific Product

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions


**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                      EXHIBIT D - SALES REFERRAL PROCEDURE

1. A sales lead is submitted by the Lucent Sales Team to the Lucent Alliance Manager; or the Lucent Sales Team or Lucent Alliance Manager introduces a Lucent Account representative to Company; or Company identifies a sales lead during the course of a trade show or similar cooperative marketing event, in which case, Company shall provide a list of all sales leads identified during the trade show or other cooperative marketing event, to the Lucent Alliance Manager via telephone, e-mail and facsimile, within 48 hours of the end of the event.

     Lucent Alliance Manager:           Angelo Bravos
     Telephone Number:                  630 713-9581
     E-mail Address:                    abravos@lucent.com
     Facsimile Number:                  630 713-0081



2. The Lucent Alliance Manager provides the following sales lead referral information to the Company Alliance Manager via telephone, email and facsimile:

     -  Company Alliance Manager:       Drew Morin
        Telephone Number:               410 280-1203
        E-mail Address:                 morin@pobox.tcs-inc.com
        Facsimile Number:               410 263-7617

     -  Sales Lead Referral Information:
        Account Name:
                                        ------------------------------
        Account Location:
                                        ------------------------------
        Product(s) Interest:
                                        ------------------------------


3. The Company Alliance Manager responds within 5 business days via telephone, e-mail, and facsimile to the Lucent Alliance Manager, accepting or rejecting the sales lead referral for the Product(s) of interest. If the sales lead is rejected by the Company Alliance Manager, the Company Alliance Manager will include in the response the reason for the rejection.

4. The Sales Referral Agreement is amended to add the Account Name, Last Update Date, and the appropriate symbols in the Product columns in Exhibit C - Restricted Company Account(s) and Registered Lucent Account(s) Matrix.

5. The Lucent Alliance Manager will coordinate the introduction of the Company Alliance Manager to the Lucent Sales Team personnel.

6. If the sales lead involves a written response to a tender, Request for Proposal (RFP), Request for Information (RFI), and/or Request for Quote
     (RFQ), the Parties shall perform their responsibilities as outlined in this Sales Referral Agreement.

7. Lucent Sales Team personnel will coordinate and participate in the initial meeting or conference call between the Company Sales Team and the Registered Lucent Account. If further meetings or conference calls are requested by the Registered Lucent Account, the Parties shall perform their responsibilities as outlined in this Sales Referral Agreement.

8. Lucent Sales Team personnel will monitor the Lucent Registered Account for indications of client satisfaction with Company and will communicate this information to the Company Sales Team should issues be brought to their attention by the Lucent Registered Account.

9. Lucent Sales Team Personnel will monitor the Lucent Registered Account for indications of follow on sales opportunities for Company products and will communicate this information to the Company Sales Team should opportunities arise.

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

                                    EXHIBIT E

                              COMMISSION PERCENTAGE

Company shall pay Lucent a commission (the "Commission") on all transfers (including, but not limited to, sales, leases, and licenses) of Products (and related services) to a Registered Lucent Account. The "Commission Percentage" is Twenty-Five Percent (25%).

The Commission Percentage shall be applied to the Net Invoice Amount for Product(s), including any additional growth, upgrades, new features, or additional systems, and including all related engineering, installation, post warranty support, enhanced warranty support, and any other associated services, but not including any sales or use taxes, import duties, transportation, freight or shipping charges, ordered by the Registered Lucent Account, for three (3) years from the date of the last contract executed by Company with the Registered Lucent Account or purchase order issued by such customer and accepted by Company during the term of this Agreement.

Company's checks for payment of the Commission should include the following information:

-    Company name
-    Registered Lucent Account name
-    Product(s) sold
-    Appropriate codes (as provided to Company by Lucent)

SEND PAYMENTS TO:

             Lucent Technologies Inc.
             Derek Gullett
             67 Whippany Road
             Room 3E 332A
             Whippany, NJ 07981

When payment of the Commission is issued, Company will also provide a report to Lucent which will include the following information:

-   Company name
-   Registered Lucent Account name
-   Product(s) sold
-   Net Invoice Amount
-   Date of the invoice
-   Commission Percentage calculation
-   Amount of the payment of the Commission

SEND REPORTS TO:

             Lucent Technologies Inc.
             Leslie Brooks, Contract Manager
             67 Whippany Road
             Room 2A333
             Whippany, NJ 07981

                  Lucent - Company Proprietary and Confidential
                     Use Pursuant to Applicable Instructions

**** Confidential materials submitted and filed separately with the Securities and Exchange Commission. Four asterisks are used to denote omissions.